UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 20, 2006


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                   0-26509                     65-0601272
(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 769-3749
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 8.01         OTHER EVENTS.

         On November 20, 2006, our wholly-owned subsidiary, National Coal Corporation, entered into a non-binding letter of intent with a private seller to acquire a surface mining operation for approximately $60 million and the assumption of certain liabilities.

         A press release announcing the execution of the letter of intent is attached hereto as Exhibit 99.1.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.


         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release announcing the execution of a letter of intent with respect to the acquisition of a surface mining operation, dated November 20, 2006.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATIONAL COAL CORP.



Date:    November 21, 2006            By:   /s/ T. Michael Love
                                            ------------------------------------
                                            T. Michael Love
                                            Chief Financial Officer


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